                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                            SS&C Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            SS&C TECHNOLOGIES, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 23, 2000

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SS&C Technologies, Inc., a Delaware corporation (the "Company"), will be held on May 23, 2000 at 9:00 a.m. at the Hartford Golf Club, 134 Norwood Road, West Hartford, Connecticut 06117 (the "Meeting") for the purpose of considering and voting upon the following matters:

        1. To elect two Class I directors for the ensuing three years and to elect one Class III director for the remaining two years of the Class III term;

        2. To approve an amendment to the Company's 1998 Stock Incentive Plan, as amended, to increase the number of shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), authorized for issuance thereunder from 1,500,000 to 2,000,000 shares;

        3. To approve an amendment to the Company's 1996 Employee Stock Purchase Plan, as amended, to increase the number of shares of Common Stock authorized for issuance thereunder from 400,000 to 600,000 shares;

        4. To approve an amendment to the Company's 1996 Director Stock Option Plan, as amended, to increase (i) the number of shares of Common Stock authorized for issuance thereunder from 150,000 to 300,000 shares and (ii) the number of shares of Common Stock issuable upon the exercise of options granted to each non-employee director upon initial election to the Board of Directors and at each annual meeting of stockholders from 5,000 to 10,000 shares;

        5. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the current fiscal year; and

        6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has no knowledge of any other business to be transacted at the Meeting.

     The Board of Directors has fixed the close of business on April 14, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof.

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1999, which contains consolidated financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

                                          By Order of the Board of Directors,

                                          /S/ WILLIAM C. STONE
                                          William C. Stone, Secretary

April 28, 2000

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                            SS&C TECHNOLOGIES, INC.
                               80 LAMBERTON ROAD
                           WINDSOR, CONNECTICUT 06095

                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2000

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SS&C Technologies, Inc., a Delaware corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders to be held on May 23, 2000 at 9:00 a.m. at the Hartford Golf Club, 134 Norwood Road, West Hartford, Connecticut 06117 and at any adjournments thereof (the "Meeting"). Except where the context otherwise requires, references to the Company in this Proxy will mean the Company and any of its subsidiaries.

     Proxies will be voted in accordance with the instructions of the stockholders. If no choice is specified, proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. A proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation to the Secretary of the Company. Attendance at the Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

     On April 14, 2000, the record date for determination of stockholders entitled to vote at the Meeting, an aggregate of 16,113,481 shares of Common Stock of the Company, $.01 par value per share (the "Common Stock"), were outstanding and entitled to vote. Each share of Common Stock entitles the record holder to one vote on each of the matters to be voted upon at the Meeting.

     THE NOTICE OF MEETING, THIS PROXY STATEMENT, THE ENCLOSED PROXY AND THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 1999 ARE FIRST BEING SENT OR GIVEN TO STOCKHOLDERS ON OR ABOUT APRIL 28, 2000. THE COMPANY WILL, UPON WRITTEN REQUEST OF ANY STOCKHOLDER, FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS. PLEASE ADDRESS ALL SUCH REQUESTS TO THE COMPANY, 80 LAMBERTON ROAD, WINDSOR, CONNECTICUT 06095, ATTENTION: SECRETARY. EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF AN APPROPRIATE PROCESSING FEE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of January 31, 2000, with respect to the beneficial ownership of shares of Common Stock by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) the directors and nominees for director of the Company, (iii) the Chief Executive Officer, the three other most highly compensated executive officers who were serving as executive officers on December 31, 1999 and one additional person who would have been included among the most highly compensated executive officers if he were serving as such on December 31, 1999 (the "Named Executive Officers"), and (iv) all executive officers, directors and nominees for director of the Company as a group.

                                                                   AMOUNT AND NATURE
                                                              OF BENEFICIAL OWNERSHIP(1)
                                                              ---------------------------
                                                               NUMBER OF      PERCENT OF
                      BENEFICIAL OWNER                          SHARES          CLASS
                      ----------------                        -----------    ------------
5% STOCKHOLDERS:
William C. Stone(2).........................................   4,581,947         28.5%
  c/o SS&C Technologies, Inc.
  80 Lamberton Road
  Windsor, CT 06095
General Atlantic Partners, LLC(3)...........................   2,595,140         16.2
  c/o General Atlantic Service Corporation
  Three Pickwick Plaza
  Greenwich, CT 06830

                                                                   AMOUNT AND NATURE
                                                              OF BENEFICIAL OWNERSHIP(1)
                                                              ---------------------------
                                                               NUMBER OF      PERCENT OF
                      BENEFICIAL OWNER                          SHARES          CLASS
                      ----------------                        -----------    ------------
OTHER DIRECTORS AND NOMINEES:
David L. Blankenship(4).....................................     546,019          3.4%
David W. Clark, Jr.(5)......................................      95,000        *
Joseph H. Fisher(6).........................................      40,000        *
Patrick J. McDonnell........................................          --        --
Stephen P. Reynolds(7)......................................      10,000        *
Jonathan M. Schofield(8)....................................      27,600        *
William W. Wyman(9).........................................      72,098        *
OTHER NAMED EXECUTIVE OFFICERS:
Anthony R. Guarascio(10)....................................      24,789        *
Steven M. Helmbrecht(11)....................................      80,765        *
Michael Morini(12)..........................................     104,168        *
David A. Varsano(13)........................................      38,802        *
All executive officers and directors as a group (10
  Persons)(14)..............................................   5,478,218         33.7

------------
  *  Less than 1%

 (1) The number of shares beneficially owned by each stockholder, director and executive officer is determined under rules promulgated by the Securities and Exchange Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after January 31, 2000 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

 (2) Includes 57,267 shares subject to outstanding stock options which are exercisable within the 60-day period following January 31, 2000.

 (3) Consists of 2,379,076 shares held by General Atlantic Partners 15, L.P. ("GAP 15") and 216,064 shares held by GAP Coinvestment Partners, L.P. ("GAP Coinvestment"). The general partner of GAP 15 is General Atlantic Partners, LLC, a Delaware limited liability company. The managing members of General Atlantic Partners, LLC are Steven A. Denning, Peter L. Bloom, David C. Hodgson, William O. Grabe, William E. Ford, Clifton S. Robbins and Franchon
     M. Smithson (collectively, the "GAP Managing Members"). The GAP Manager Members are the general partners of GAP Coinvestment. Mr. Reynolds, a Class II director of the Company, is a special advisor to General Atlantic Partners, LLC and a limited partner in GAP Coinvestment. The information reported is based solely on a Schedule 13G/A, dated February 14, 2000, filed with the Securities and Exchange Commission by GAP 15 and GAP Coinvestment.

 (4) Consists of 546,019 shares held by QSC Holding Inc., a wholly-owned subsidiary of AEGON USA Realty Advisors, Inc. Mr. Blankenship is a member of the Board of Directors of QSC Holding Inc. and Chairman of the Board and President of AEGON USA Realty Advisors, Inc. Mr. Blankenship has submitted his resignation from the Board of Directors of the Company, effective immediately prior to the Meeting.

 (5) Consists of 20,000 shares held directly by Mr. Clark, 60,000 shares held by the Clark Limited Family Partnership, of which Mr. Clark is a general partner, and 15,000 shares subject to outstanding stock options which are exercisable within the 60-day period following January 31, 2000. Mr. Clark disclaims beneficial ownership of the shares held by the Clark Limited Family Partnership except to the extent of his proportionate pecuniary interest therein.

 (6) Includes 15,000 shares subject to outstanding stock options which are exercisable within the 60-day period following January 31, 2000.

 (7) Consists of 10,000 shares subject to outstanding stock options which are exercisable within the 60-day period following January 31, 2000.

 (8) Includes 10,000 shares subject to outstanding stock options which are exercisable within the 60-day period following January 31, 2000.

 (9) Includes 42,500 shares subject to outstanding stock options which are exercisable within the 60-day period following January 31, 2000.

(10) Consists of 24,789 shares subject to outstanding stock options which are exercisable within the 60-day period following January 31, 2000.

(11) Consists of 19,000 shares held directly by Mr. Helmbrecht, 600 shares beneficially held by Mr. Helmbrecht by virtue of his interests in Sellwood Realty and Selland Limited Partnership and 61,165 shares subject to outstanding stock options which are exercisable within the 60-day period following January 31, 2000.

(12) Consists of 104,168 shares subject to outstanding stock options which are exercisable within the 60-day period following January 31, 2000. Mr. Morini left the Company in January 2000.

(13) Mr. Varsano left the Company in July 1999.

(14) Includes an aggregate of 235,721 shares subject to outstanding stock options which are exercisable within the 60-day period following January 31, 2000.

VOTES REQUIRED

     The holders of a majority of the shares of the Common Stock issued and outstanding and entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for the purpose of determining whether a quorum exists at the Meeting.

     The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Meeting and voting on the matter is required to approve the amendments to the Company's 1998 Stock Incentive Plan, 1996 Employee Stock Purchase Plan and 1996 Director Stock Option Plan and to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the current year.

     Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on the matters to be voted on at the Meeting, each of which requires the affirmative vote of either a plurality or a majority of the votes cast or shares voting on the matter.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

     The Company has a classified Board of Directors which consists of two Class I directors, two Class II directors and three Class III directors (the "Board"). The Class I, Class II and Class III directors will serve until the annual meetings of stockholders to be held in 2000, 2001 and 2002, respectively, and until their respective successors are elected and qualified. At each annual meeting of stockholders, directors are elected for a full three-year term to succeed those directors whose terms are expiring.

     Unless the proxy is marked otherwise, the persons named in the enclosed proxy will vote to elect, as Class I directors, Jonathan M. Schofield and William W. Wyman to serve for the ensuing three-year term and, as a Class III director, Patrick J. McDonnell to serve for the remaining two years of the term for Class III directors. Messrs. Schofield and Wyman are currently Class I directors of the Company. Mr. McDonnell is not currently a director of the Company and, if elected, will occupy the seat on the Board to be vacated by David L. Blankenship, who has resigned as a member of the Board, effective immediately prior to the Meeting.

     Each Class I director will be elected to hold office until the 2003 Annual Meeting of Stockholders and until his successor is elected and qualified. Mr. McDonnell will be elected to hold office until the 2002 Annual Meeting of Stockholders and until his successor is elected and qualified. Each of the nominees has indicated his willingness to serve, if elected; however, if any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. The Board has no reason to believe that any of the nominees will be unable to serve if elected.

     For each member of the Board whose term of office as a director continues after the Meeting, including those who are nominees for election as Class I and Class III directors, there follows information given by each concerning his principal occupation and business experience for at least the past five years, the names of other publicly held companies for which he serves as a director, his age and length of service as a director of the Company. There are no familial relationships among any of the directors, nominees for director and executive officers of the Company.

  Nominees for Terms Expiring in 2003 (Class I Directors)

     JONATHAN M. SCHOFIELD, age 59, has served on the Board since April 1997. Since 1992 Mr. Schofield has served as the Chairman of the Board of Airbus Industrie of North America, Inc., a subsidiary of Airbus Industrie, a manufacturer of large civil aircraft. From December 1992 through February 2000, he also served as Chief Executive Officer of Airbus Industrie of North America. From 1989 through 1992, he served as President of United Technologies International, a wholly owned subsidiary of United Technologies Corporation, a diversified manufacturer of industrial products.

     WILLIAM W. WYMAN, age 62, has served on the Board since February 1996. From December 1992 through February 2000, Mr. Wyman has provided consulting services to various companies on a part-time basis. From 1984 through 1995, he served as Managing Partner of Oliver, Wyman & Company, a consulting firm he founded which specializes in management consulting to financial institutions in North America and Europe. From 1965 to 1984, Mr. Wyman was employed at Booz, Allen & Hamilton, an international management consulting firm. He also serves as a member of the Boards of Directors of Predictive Systems, Inc. and U.S. Timberlands Company, L.P.

  Directors Whose Terms Expire in 2001 (Class II Directors)

     JOSEPH H. FISHER, age 56, has served on the Board since January 1992. Mr. Fisher has been retired since May 1991. Mr. Fisher served as the Managing Partner of the Hartford, Connecticut office of KPMG LLP from 1983 through 1991. Mr. Fisher currently serves as a member of the Boards of Directors of ConnectiCare, Inc., a managed care organization, Curtis Corporation, a privately held packaging company, and the Connecticut Housing Finance Authority.

     STEPHEN P. REYNOLDS, age 48, has served on the Board since April 1998. Mr. Reynolds has served in various capacities with General Atlantic Partners, LLC and its predecessors since April 1980, currently as a special advisor. He also serves as a member of the Boards of Directors of Computer Learning Centers, Inc. and Brigham Exploration Company, Inc.

  Directors Whose Terms Expire in 2002 (Class III Directors)

     DAVID W. CLARK, JR., age 62, has served on the Board since November 1992. He is currently the Managing Director of Pryor & Clark Company, a corporation involved in private investments and venture capital, where he has served since 1991. Mr. Clark has previously served as President, Chief Operating Officer and Treasurer of Corcap, Inc., an elastomer and molded rubber manufacturer, President and Chief Executive Officer of CompuDyne Corporation, a defense services contractor, and President and Chief Operating Officer of Lydall, Inc., a diversified manufacturer of industrial products. He also serves as a member of the Boards of Checkpoint Systems Inc. and CompuDyne Corporation.

     WILLIAM C. STONE, age 44, founded the Company in 1986 and has served as Chairman of the Board and Chief Executive Officer since the Company's inception. He also served as the Company's President from inception through April 1997 and since March 1999. Prior to founding the Company, he directed the financial services consulting practice of KPMG LLP in Hartford, Connecticut and was Vice President of Administration and Special Investment services at Advest, Inc.

  Nominee for Term Expiring in 2002 (Class III Director)

     PATRICK J. MCDONNELL, age 56, is a nominee for election to the Board. Mr. McDonnell is currently the President and Chief Executive Officer of Jordan Professional Services, a professional services firm. From 1998 through 1999, Mr. McDonnell served as the President and Chief Operating Officer of LAI Worldwide, an executive recruitment firm. Prior to that time, Mr. McDonnell served as the Vice Chairman of Business Assurance for Coopers & Lybrand, an accounting firm.

     See "Security Ownership of Certain Beneficial Owners and Management" above for a summary of the shares of Common Stock owned by each of the directors and director nominees.

BOARD AND COMMITTEE MEETINGS

     The Board met seven times (including by telephone conference) during 1999. All directors other than Mr. Blankenship and Mr. Wyman attended at least 75% of the meetings of the Board and of the committees on which they served.

     The Board has a Compensation Committee, which has the authority and responsibility to establish the compensation of, and compensation policies applicable to, the Company's executive officers and administers certain of the Company's stock benefit plans. The Compensation Committee held two meetings during 1999. The current members of the Compensation Committee are Messrs. Reynolds and Schofield.

     The Board has an Audit Committee, which reviews and evaluates audit procedures and the results and scope of the audit and other services provided by the Company's independent public accountants. The Audit Committee held four meetings during 1999. The current members of the Audit Committee are Messrs. Clark and Fisher.

     The Company has no nominating committee of the Board.

DIRECTOR COMPENSATION

     All of the directors are reimbursed for expenses incurred in connection with their attendance at Board and committee meetings. Each non-employee director is paid $500 for attendance at each meeting of the Board (other than telephonic meetings). Employee directors are not entitled to compensation in connection with their attendance at these meetings in their capacities as directors. See "Proposal 4 -- Amendment To

The 1996 Director Stock Option Plan" below for a description of options granted to the Company's non-employee directors.

COMPENSATION OF EXECUTIVE OFFICERS

  Summary Compensation

     The following table sets forth certain information with respect to the annual and long-term compensation of each of the Named Executive Officers for the three years ended December 31, 1999.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                                                      COMPENSATION
                                                                      ------------
                                               ANNUAL COMPENSATION       AWARDS
                                               --------------------   ------------
                                                                       SECURITIES
                                                                       UNDERLYING        ALL OTHER
    NAME AND PRINCIPAL POSITION(S)      YEAR   SALARY($)   BONUS($)    OPTIONS(#)    COMPENSATION($)(1)
    ------------------------------      ----   ---------   --------   ------------   ------------------
William C. Stone......................  1999   $343,750          --          --                --
  Chairman of the Board, President and  1998    250,000          --     450,000            $1,000
  Chief Executive Officer               1997    250,000    $150,000          --             1,000
Anthony R. Guarascio(2)...............  1999    198,750      25,000          --             1,000
  Senior Vice President and             1998     43,731          --      70,000             1,000
  Chief Financial Officer
Steven M. Helmbrecht..................  1999    255,293      25,000      25,000                --
  Senior Vice President, Europe,        1998    239,703          --      50,000             1,000
  the Middle East and Africa            1997    252,262          --      50,000             1,000
Michael Morini(3).....................  1999    256,250     116,667      25,000             1,000
  Senior Vice President,                1998    200,000          --          --             1,000
  Asset Management
David A. Varsano(4)...................  1999    133,381      25,000          --             1,000
  Senior Vice President and             1998    192,500          --          --             1,000
  Chief Technology Officer              1997    172,500      50,000      22,000             1,000

------------
(1) Represents the Company's contribution to the indicated person under its 401(k) savings plan.

(2) Mr. Guarascio joined the Company in October 1998.

(3) Mr. Morini joined the Company in April 1998 and left the Company in January 2000.

(4) Mr. Varsano left the Company in July 1999.

  Option Grants

     The following table sets forth certain information concerning grants of stock options made during 1999 to each of the Named Executive Officers. The Company granted no stock appreciation rights during 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                           INDIVIDUAL GRANTS
                         ------------------------------------------------------    POTENTIAL REALIZABLE VALUE
                         NUMBER OF      PERCENT OF                                  AT ASSUMED ANNUAL RATES
                         SECURITIES   TOTAL OPTIONS                               OF STOCK PRICE APPRECIATION
                         UNDERLYING     GRANTED TO      EXERCISE                     FOR OPTION TERM($)(2)
                          OPTIONS      EMPLOYEES IN     PRICE PER    EXPIRATION   ----------------------------
         NAME            GRANTED(#)   FISCAL YEAR(%)   SHARE($)(1)      DATE          5%               10%
         ----            ----------   --------------   -----------   ----------   -----------      -----------
William C. Stone.......        --           --               --            --            --               --
Anthony R. Guarascio...        --                            --            --            --               --
Steven M. Helmbrecht...    25,000(3)       2.0%          $12.75       4/12/09      $200,450         $508,000
Michael Morini.........    25,000(3)       2.0            12.75       4/12/09       200,450          508,000
David A. Varsano.......        --           --               --            --            --               --

------------
(1) All options were granted at fair market value as determined by the Board on the date of the grant.

(2) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compound rates of appreciation (5% and 10%) on the market value of the Common Stock on the date of option grant over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the option holder.

(3) The terms of this option provide that 6,250 shares vest and become fully exercisable on April 13, 2000 and thereafter an additional 521 shares will vest each month for three years.

  Aggregated Option Exercises and Fiscal Year-End Option Value Table

     The following table summarizes certain information regarding stock options exercised during 1999 and the number and value of unexercised stock options held as of December 31, 1999 by each of the Named Executive Officers. No stock appreciation rights were exercised during 1999 by the Named Executive Officers or were outstanding at year end.

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-
                                                            OPTIONS AT FISCAL          THE-MONEY OPTIONS AT
                            SHARES                             YEAR END(#)             FISCAL YEAR END($)(2)
                          ACQUIRED ON       VALUE       -------------------------    -------------------------
          NAME            EXERCISE(#)    REALIZED(1)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
          ----            -----------    -----------    -------------------------    -------------------------
William C. Stone........        --              --          81,810 / 368,190                  $0 / $0
Anthony R. Guarascio....        --              --          20,416 /  49,584                   0 /  0
Steven M. Helmbrecht....        --              --          20,416 /  75,960                   0 /  0
Michael Morini..........        --              --          59,375 /  90,625                   0 /  0
David A. Varsano........    83,958        $113,054            -- / --                         -- / --

------------
(1) Represents the difference between the exercise price and the fair market value of the Common Stock on the date of exercise.

(2) Value based upon the last sales price per share ($5.936) of the Common Stock on December 31, 1999, as reported on the Nasdaq National Market, less the exercise price.

  Changes to Compensation Plans

     The Company has proposed amendments to its 1998 Stock Incentive Plan, as amended (the "1998 Plan"), 1996 Employee Stock Purchase Plan, as amended (the "Purchase Plan"), and 1996 Director Stock Option Plan, as amended (the "Director Plan"). Because all grants under the 1998 Plan are made at the discretion of the Board, future grants under the 1998 Plan are not yet determinable. Similarly, because each employee's participation in the Purchase Plan is purely voluntary, the future benefits under the Purchase Plan are also not yet determinable. Because all grants under the Director Plan are contingent upon a director's re-election to the Board by the Company's stockholders and are dependent upon the Company's stock price at the time of such grants, future grants under the Director Plan are not determinable. The following table summarizes the number of stock options granted under the 1998 Plan and the Director Plan and the number of shares purchased under the Purchase Plan during the fiscal year ended December 31, 1999 to (i) the persons named in the Summary Compensation Table,
(ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees (excluding executive officers) as a group.

                               NEW PLAN BENEFITS

                                         1998 PLAN(1)            PURCHASE PLAN(2)
                                     ---------------------   -------------------------     DIRECTOR PLAN(3)
                                     EXERCISE                  PURCHASE                  --------------------
                                       PRICE     NUMBER OF       PRICE       NUMBER OF              NUMBER OF
                                      ($ PER      OPTIONS    ($ PER SHARE)    SHARES     EXERCISE    OPTIONS
         NAME AND POSITION           SHARE)(4)    GRANTED         (5)        PURCHASED    PRICE      GRANTED
         -----------------           ---------   ---------   -------------   ---------   --------   ---------
William C. Stone...................        --          --            --            --         --         --
  Chairman of the Board,
  President and Chief
  Executive Officer
Anthony R. Guarascio...............   $ 9.625      70,000            --            --         --         --
  Senior Vice President and
  Chief Financial Officer
Steven M. Helmbrecht...............    12.083      75,000            --            --         --         --
  Senior Vice President, Europe,
  the Middle East and Africa
Michael Morini.....................    12.750      25,000      $10.4125         1,920         --         --
  Senior Vice President,
  Asset Management
David A. Varsano...................    12.750      25,000          9.60         1,503         --         --
  Senior Vice President and
  Chief Technology Officer
Current Executive Officers, as a
  group(6).........................    10.897     145,000            --            --         --         --
Non-Executive Officer Directors, as
  a group..........................        --          --            --            --     $15.00     25,000
Non-Executive Officer Employees, as
  a group..........................    14.133     978,000        6.5029       329,835         --         --

---------------
(1) Only employees and consultants (including officers and directors) of the Company are eligible for option grants under the 1998 Plan.

(2) Only Company employees (including officers) whose customary employment with the Company is at least 20 hours per week and more than five months in any calendar year are eligible to participate in the Purchase Plan.

(3) Only non-employee directors are eligible to receive automatic option grants under the Director Plan.

(4) Exercise prices for the options granted during the fiscal year ended December 31, 1999 are shown on a weighted-average basis for the groups presented.

(5) Under the terms of the Purchase Plan, eligible employees may purchase shares of the Common Stock through payroll deductions at a purchase price of 85% of the fair market value of the Common Stock on either the first or last day of each applicable offering period, whichever is less. All purchase prices for shares acquired during the fiscal year ended December 31, 1999 are shown on a weighted-average basis. There were two offering periods during the last fiscal year and the applicable per share purchase prices were $10.4125 and $4.675.

(6) The group of current executive officers excludes Messrs. Morini and Varsano because they have left the Company.

  Employment Agreements

     In March 1996, the Company and Mr. Stone entered into an employment agreement providing for the employment of Mr. Stone as the President of the Company and Chairman of the Board. The employment agreement provided for an initial three-year term which ended on March 28, 1999. The agreement automatically renews for additional one-year periods until terminated by the Company or Mr. Stone. The agreement provides for an annual base salary of $250,000 as well as annual incentive compensation in an amount to be determined by the Board or the Compensation Committee in their respective discretion. The Compensation Committee increased Mr. Stone's salary for 1999 to $343,750. The agreement also contains a non-competition covenant pursuant to which Mr. Stone is prohibited from competing with the Company during his employment by the Company and for two years (if Mr. Stone's employment is terminated for cause by the Company or voluntarily by Mr. Stone) thereafter.

CERTAIN TRANSACTIONS

     On March 20, 1998, the Company acquired substantially all of the assets of Quantra Corporation ("Quantra") pursuant to an Asset Purchase Agreement, dated as of March 20, 1998 (the "Purchase Agreement"), by and among the Company, Quantra and AEGON USA Realty Advisors, Inc. ("AEGON"), the controlling stockholder of Quantra. The assets acquired included Quantra's inventory, accounts receivable, assumed contracts, fixed assets, intellectual property and software. The purchase price for the assets consisted of 546,019 shares of the Common Stock, $2,300,000 in cash and the assumption of certain liabilities of the business of Quantra, plus the cost of effecting the transaction. Pursuant to the Purchase Agreement, the parties entered into a certain Escrow Agreement dated as of March 20, 1998 (the "Escrow Agreement"). Pursuant to the Escrow Agreement, the Company deposited $1,230,200 into an escrow account to secure the performance by Quantra of certain obligations under the Purchase Agreement.

     On March 31, 1999, the Company and QSC Holding Inc., the successor in interest to Quantra, entered into a Release and Escrow Termination Agreement whereby the parties agreed to terminate the Escrow Agreement and release to the Company the remaining funds held in escrow under the Escrow Agreement. In addition, QSC Holding Inc. paid the Company an additional $382,000.

     The terms of the Purchase Agreement, Escrow Agreement and Release and Escrow Termination Agreement were determined on the basis of arm's length negotiations between the parties. Prior to the execution of the Purchase Agreement and Escrow Agreement, neither the Company nor any of its affiliates, nor any director or officer of the Company or any associate of any such director or officer, had any material relationship with either Quantra, QSC Holding Inc. or AEGON. Pursuant to the terms of the Purchase Agreement, David L. Blankenship, the Chairman of the Board and President of AEGON was elected to the Board on April 30, 1998 as a Class III director. Mr. Blankenship has submitted his resignation from the Board, effective immediately prior to the Meeting.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  Overview and Philosophy

     The Compensation Committee of the Board (the "Compensation Committee") is responsible for establishing the compensation of, and the compensation policies with respect to, the Company's executive officers, including the Company's Chief Executive Officer, and administering certain of the Company's stock benefit plans. The Compensation Committee currently consists of Messrs. Reynolds and Schofield.

     The objectives of the Company's executive compensation program are to:

     - Attract and retain key executives critical to the long-term success of the Company;

     - Align the interests of executive officers' with the interests of stockholders and the success of the Company; and

     - Recognize and reward individual performance and responsibility.

  Compensation Program

     General. The Company's executive compensation program consists of base salary, short-term incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock options. Executive officers also participate in benefit programs that are generally available to the Company's employees, including medical benefits, the Purchase Plan and the 401(k) Profit Sharing Plan and Trust.

     For 1999, the Company's management recommended the executive compensation packages, subject to approval and oversight by the Compensation Committee.

     Base Compensation. William C. Stone, the Company's Chief Executive Officer, is a party to a multi-year employment agreement with the Company. Mr. Stone's employment agreement provided for an annual base salary of $250,000, subject to any increase as may be approved by the Board or the Committee and agreed to by Mr. Stone. The Compensation Committee increased Mr. Stone's base salary for 1999 to $343,750. The Compensation Committee substantially increased Mr. Stone's base salary in 1999 in light of the highly competitive market for executives in the software industry, the comparable compensation received by other executives of the Company and the Compensation Committee's qualitative judgment of Mr. Stone's contributions to the Company and overall performance over the past several years. See "Compensation Of Executive
Officers -- Employment Agreements."

     For 1999, compensation for other executive officers was set within the range of compensation for executives with comparable qualifications, experience and responsibilities at other companies in the same or similar businesses, based on the determination of management and approved by the Compensation Committee. In addition, base compensation for each executive officer was determined on a case by case basis in light of each individual's contribution to the Company as a whole, including the ability to motivate others, develop the necessary skills to grow as the Company matures, recognize and pursue new business opportunities and initiate programs to enhance the Company's growth and success.

     Short-Term Incentive Compensation. In 1999, the Company awarded cash bonuses to the certain of its executive officers. Under the Company's Senior Officer Short-Term Incentive Plan (the "Short-Term Plan"), the Compensation Committee has discretionary authority to award bonuses to individual executive officers. The Compensation Committee believes the Short-Term Plan provides significant incentive to the Company's executive officers because it enables the Compensation Committee to reward outstanding individual achievement. In 1999, the Company awarded cash bonuses under the Short-Term Plan to Messrs. Guarascio, Helmbrecht, Morini and Varsano in the amounts of $25,000, $25,000, $116,667 and $25,000, respectively. In light of Mr. Stone's significant salary increase in 1999, the Compensation Committee decided not to award Mr. Stone a bonus for his services.

     Long-Term Incentive Compensation. Long-term incentives for executive officers and key employees are provided through stock options. The objectives of this program are to align executive and stockholder long-term interests by creating a strong and direct link between executive compensation and stockholder return, and to enable executives to develop and maintain a significant, long-term stock ownership position in the Common Stock. Stock options are granted at an option price determined by the Board at the date of grant. However, the option price may not be less than the fair market value of the Common Stock at the time the option is granted (or, in the case of incentive stock options granted to optionees holding more than 10% of the total voting power of all classes of stock of the Company or any subsidiary corporation, no less than 110% of the fair market value of the Common Stock at the time the option is granted) and will only have value if the Company's stock price increases above that price. In selecting executives eligible to receive option grants and determining the amount and frequency of such grants, the Company evaluates a variety of factors, including (i) the job level of the executive, (ii) option grants awarded by competitors to executives at a comparable job level and (iii) past, current and prospective service to the Company rendered, or to be rendered, by the executive. During 1999, the Company granted options to purchase an aggregate of 50,000 shares of Common Stock to executive officers of the Company. As Mr. Stone owns approximately 28.5% of the Common Stock, the Compensation Committee did not grant any options to Mr. Stone during 1999.

     Section 162(m). Section 162(m) of the Internal Revenue Code 1986, as amended (the "Code"), generally disallows a tax deduction to public companies for compensation over $1 million paid to its Chief Executive Officer and its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company generally intends to structure the stock options granted to its executive officers in a manner that complies with the statute to mitigate any disallowance of deductions under Section 162(m) of the Code. However, the Compensation Committee reserves the right to use its judgment to authorize compensation payments which may be in excess of the limit where the Compensation Committee believes such payment is appropriate, after taking into consideration changing business conditions or the officer's performance, and is in the best interest of the stockholders.

                                          Stephen P. Reynolds
                                          Jonathan M. Schofield

COMPARATIVE STOCK PERFORMANCE

     The graph below compares the cumulative total stockholder return on the Common Stock for the period from May 31, 1996 through December 31, 1999 with the cumulative total return on (i) Standard and Poor's S&P 500 Composite Index and
(ii) Nasdaq's Computer and Data Processing Index. The comparison assumes the investment of $100 on May 31, 1996 in the Common Stock and in each of the indices and, in each case, assumes reinvestment of all dividends. Prior to May 30, 1996, the Common Stock was not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                           [STOCK PERFORMANCE CHART]

                                                    5/31/96   12/31/96   12/31/97   12/31/98   12/31/99
                                                    -------   --------   --------   --------   --------
SS&C Technologies, Inc. ..........................  100.00      32.28      55.70      62.66      32.91
S&P 500 Composite Index...........................  100.00     112.21     149.72     193.20     233.91
Nasdaq Computer and Data Processing Index.........  100.00     102.18     125.52     223.98     493.63

                      PROPOSAL 2 -- AMENDMENT TO THE 1998
                              STOCK INCENTIVE PLAN

     On February 7, 2000, the Board adopted resolutions, subject to stockholder approval, to approve an amendment (the "1998 Plan Amendment") to the 1998 Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 1,500,000 to 2,000,000 shares.

     The Board adopted the 1998 Plan Amendment because it believes that the number of shares currently available under the 1998 Plan is insufficient to satisfy the Company's incentive compensation needs through fiscal 2000. The Board believes that continued grants of stock options, as well as grants of restricted stock and other stock-based awards, will be an important element in attracting and retaining key employees who are expected to contribute to the Company's growth and success.

     As of April 3, 2000, 352,084 shares of Common Stock were available for issuance under the 1998 Plan.

SUMMARY OF THE 1998 PLAN

     The following is a summary of the material provisions of the 1998 Plan.

     Description of Awards. The 1998 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights (collectively, "Awards").

     Incentive Stock Options and Nonstatutory Stock Options. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Subject to the limitations described below, options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of all classes of stock of the Company). Options may not be granted for a term in excess of ten years (or in excess of five years in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of all classes of stock of the Company). The 1998 Plan permits the Board to determine the manner of payment of the exercise price of options, including through payment by cash, check or in connection with a "cashless exercise" through a broker, by surrender to the Company of shares of Common Stock, by delivery to the Company of a promissory note or by any other lawful means.

     Restricted Stock Awards. Restricted stock Awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

     Other Stock-Based Awards. Under the 1998 Plan, the Board has the right to grant other Awards based upon Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

  Eligibility to Receive Awards

     Officers, employees, directors, consultants and advisors of the Company are eligible to be granted Awards under the 1998 Plan. Under present law, however, incentive stock options may only be granted to employees. The maximum number of shares with respect to which Awards may be granted to any participant under the 1998 Plan may not exceed 750,000 shares per calendar year.

     As of April 3, 2000, approximately 481 persons were eligible to receive Awards under the 1998 Plan, including the Company's three executive officers and six non-employee directors. The granting of Awards under the 1998 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group of persons. Please see "Compensation of Executive Officers -- Changes to Compensation Plans."

  Administration

     The 1998 Plan is administered by the Board. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 1998 Plan and to interpret the provisions of the 1998 Plan. Pursuant to the terms of the 1998 Plan, the Board may delegate authority under the 1998 Plan to one or more Board committees, and subject to certain limitations, to one or more executive officers of the Company. The Board has authorized the Compensation Committee to administer certain aspects of the 1998 Plan, including the granting of options to executive officers.

     Subject to any applicable limitations contained in the 1998 Plan, the Board, the Compensation Committee or any other committee or executive officer to whom the Board delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options and (iv) the number of shares of Common Stock subject to any restricted stock or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price. The Board has delegated to the Chief Executive Officer the authority to grant Awards under the 1998 Plan, provided that the maximum number of shares subject to Awards granted during any calendar year to any one recipient by such executive officer shall not exceed 750,000 shares.

     The Board is required to make appropriate adjustments in connection with the 1998 Plan and any outstanding Awards thereunder to reflect stock dividends, stock splits and certain other events. If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such Award will again be available for grant under the 1998 Plan. In the event of a merger, liquidation or other Acquisition Event (as defined in the 1998
Plan), each outstanding option or other Award shall be assumed or an equivalent option or award substituted by the successor corporation or shall be deemed to be fully exercisable or free from restrictions, as the case may be, prior to consummation of the Acquisition Event. In the event that an option or other Award is assumed or substituted by the successor corporation, such option or award shall become immediately exercisable or vested in full if, on or prior to the first anniversary of the Acquisition Event, the recipient terminates his or her employment for Good Reason (as defined in the 1998 Plan) or is terminated without Cause (as defined in the 1998 Plan).

     Amendment or Termination. No Award may be made under the 1998 Plan after March 18, 2008, but Awards previously granted may extend beyond that date. The Board may at any time amend, suspend or terminate the 1998 Plan, except that no Award designated as subject to Section 162(m) of the Code by the Board after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such Award) unless and until such amendment shall have been approved by the Company's stockholders.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 1998 Plan and with respect to the sale of Common Stock acquired under the 1998 Plan.

  Incentive Stock Options

     In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

     Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

     If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. The capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

     If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

  Nonstatutory Stock Options

     As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

     With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

  Restricted Stock

     A participant will not recognize taxable income upon the grant of a restricted stock Award, unless the participant makes an election under Section 83(b) of the Code (a "Section 83(b) Election"). If the participant makes a
Section 83(b) Election within the 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Award is granted and the purchase price paid for the Common Stock. If a Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

     Upon the disposition of the Common Stock acquired pursuant to a restricted stock Award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) Election is not made, or just after the Award is granted if a Section 83(b) Election is made.

  Other Stock-Based Awards

     The tax consequences associated with any other stock-based Award granted under the 1998 Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award, and the participant's holding period and tax basis for the Award or underlying Common Stock.

  Tax Consequences to the Company

     The grant of an Award under the 1998 Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 1998 Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1998 Plan, including in connection with a restricted stock Award or as a result of the exercise of a nonstatutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

     THE BOARD BELIEVES THAT THE APPROVAL OF THE 1998 PLAN AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

                  PROPOSAL 3 -- AMENDMENT TO THE 1996 EMPLOYEE
                              STOCK PURCHASE PLAN

     On February 7, 2000, the Board adopted resolutions, subject to stockholder approval, to approve an amendment (the "Purchase Plan Amendment") to the Purchase Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 400,000 to 600,000 shares.

     The Board has adopted the Purchase Plan Amendment because it believes that the number of shares currently available under the Purchase Plan is insufficient to satisfy the expected 2000 share requirements thereunder. The Board believes that continued ability of the Company's employees to purchase shares under the Purchase Plan will be an important element in attracting and retaining key employees who are expected to contribute to the Company's growth and success.

     As of April 3, 2000, 234,403 shares of Common Stock were available for issuance under the Purchase Plan.

SUMMARY OF THE PURCHASE PLAN

     The following is a summary of the material provisions of the Purchase Plan.

     The Purchase Plan qualifies as an "employee stock purchase plan" under
Section 423 of the Code. The Company will make one or more offerings to its employees to purchase shares of its Common Stock under the Purchase Plan. The Board or the Compensation Committee will determine the commencement date for each such offering.

     With certain limited exceptions in the case of employees already holding a significant amount of Common Stock, all employees of the Company, including directors of the Company who are employees, and all the employees of any participating subsidiaries are eligible to participate in the Purchase Plan, provided that: (1) they are regularly employed by the Company or a participating subsidiary for more than 20 hours per week and for more than five months in a calendar year, and (2) they are employees of the Company or a participating subsidiary on the first day of the applicable plan period. Employees who would, immediately after a grant, own 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary are not eligible to participate in the Purchase Plan. As of April 3, 2000, 481 of the Company's employees were eligible to participate in the Purchase Plan. Please see "Compensation of Executive Officers -- Changes to Compensation Plans."

     On the first day of a designated payroll deduction period (the "Offering Period"), the Company will grant to each eligible employee who has elected to participate in the Purchase Plan an option to purchase shares of Common Stock as follows: the employee may authorize an amount (a whole percentage from 1% to 10% of such employee's regular pay) to be deducted by the Company from such pay during the Offering Period. On the last day of the Offering Period, the employee is deemed to have exercised the option, at the option exercise price, to the extent of any accumulated payroll deductions. No employee may be granted an option which allows such employee's rights to purchase Common Stock to accrue at a rate exceeding $25,000 of Common Stock in any year, based upon the fair market value of the Common Stock at the beginning of the purchase period.

     Under the terms of the Purchase Plan, the option price is an amount equal to 85% of the fair market value per share of the Common Stock on either the first day or the last day of the Offering Period, whichever is lower. In no event may an employee purchase in any one Offering Period a number of shares which is more than 15% of the employee's base pay for the Offering Period divided by 85% of the market value of a share of Common Stock on the commencement date of the Offering Period. The Board or the Compensation Committee may, in its discretion, choose an Offering Period of 12 months or less for each offering and choose a different Offering Period for each offering.

     If any employee is not a participant on the last day of the Offering Period, such employee is not entitled to exercise any option, and the amount of such employee's accumulated payroll deductions will be refunded. An employee's rights under the Purchase Plan terminate upon voluntary withdrawal from the Purchase Plan at any time, or when such employee ceases employment for any reason, except that upon termination of employment because of death, the employee's beneficiary has certain rights to elect to exercise the option to purchase the shares which the accumulated payroll deductions in the participant's account would purchase at the date of death.

     The Purchase Plan is administered by the Board or the Compensation Committee. The Board or the Compensation Committee has the authority to make rules and regulations for the administration of the Purchase Plan and its interpretations and decisions with regard thereto are final and conclusive.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to purchases made under the Purchase Plan and with respect to the sale of Common Stock acquired under the Purchase Plan.

  Tax Consequences to Participants

     In general, a participant will not recognize taxable income upon enrolling in the Purchase Plan or upon purchasing shares of Common Stock at the end of an Offering. Instead, if a participant sells Common Stock acquired under the Purchase Plan at a sale price that exceeds the price at which the participant purchased the Common Stock, then the participant will recognize taxable income in an amount equal to the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock. A portion of that taxable income will be ordinary income, and a portion may be capital gain.

     If the participant sells the Common Stock more than one year after acquiring it and more than two years after the date on which the Offering commenced (the "Grant Date"), then the participant will be taxed as follows. If the sale price of the Common Stock is higher than the price at which the participant purchased the Common Stock, then the participant will recognize ordinary compensation income in an amount equal to the lesser of:

          (i) fifteen percent of the fair market value of the Common Stock on the Grant Date; and

          (ii) the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock.

     Any further income will be long-term capital gain. If the sale price of the Common Stock is less than the price at which the participant purchased the Common Stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the Common Stock over the sale price of the Common Stock.

     If the participant sells the Common Stock within one year after acquiring it or within two years after the Grant Date ("a Disqualifying Disposition"), then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the price at which the participant purchased the Common Stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the Common Stock over the fair market value of the Common Stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the sale price of the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Common Stock for a shorter period.

     Tax Consequences to the Company. The offering of Common Stock under the Purchase Plan will have no tax consequences to the Company. Moreover, in general, neither the purchase nor the sale of Common Stock acquired under the Purchase Plan will have any tax consequences to the Company except that the Company will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m).

     THE BOARD BELIEVES THAT THE APPROVAL OF THE PURCHASE PLAN AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

                  PROPOSAL 4 -- AMENDMENT TO THE 1996 DIRECTOR
                               STOCK OPTION PLAN

     On February 7, 2000, the Board adopted resolutions, subject to stockholder approval, to approve an amendment (the "Director Plan Amendment") to the Director Plan to increase (i) the number of shares of Common Stock authorized for issuance thereunder from 150,000 to 300,000 shares and (ii) the number of shares issuable upon the exercise of options granted to each non-employee director upon initial election to the Board and at each annual meeting of stockholders from 5,000 to 10,000 shares.

     The Board has adopted the Director Plan Amendment to ensure that the Company will be able to attract and retain the highest caliber of directors to serve on its Board. As of April 3, 2000, 70,000 shares of Common Stock were available for issuance under the Director Plan and six directors were eligible to receive options under the Director Plan. Please see "Compensation of Executive Officers -- Changes to Compensation Plans."

SUMMARY OF THE DIRECTOR PLAN

     The following is a summary of the material provisions of the Director Plan.

     The Director Plan provides for the grant of nonstatutory stock options to purchase shares of Common Stock to directors of the Company who are not employees of the Company or any subsidiary of the Company. Currently, under the Director Plan each eligible director is entitled to receive an option to purchase 5,000 shares of Common Stock upon his or her initial election to the Board and at each annual meeting of stockholders, provided that he or she continues to serve as a director immediately following such annual meeting.

     All options granted under the Director Plan vest in full immediately upon the date of grant. The exercise price of options granted under the Director Plan will equal the last reported sales price per share of the Common Stock on the Nasdaq National Market (or such other nationally recognized exchange or trading system if the Common Stock is no longer traded on the Nasdaq National Market) on the date of grant.

     Except as otherwise provided by the Board, options granted under the Director Plan generally are not transferable by the optionee except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. In the event an optionee ceases to serve as a director, each option may be exercised by the optionee for the portion then exercisable at any time within 60 days after the optionee ceases to serve as a director; provided, however, that in the event that the optionee ceases to serve as a director due to his death or disability, then the optionee, or his or her administrator, executor or heirs may exercise the exercisable portion of the option for up to 180 days following the date the optionee ceased to serve as a director. No option is exercisable after the expiration of ten years from the date of grant.

     The Director Plan is administered by the Board. Grants of stock options under the Director Plan and the amount and nature of the awards to be granted shall be automatic in accordance with the provisions of the Director Plan. However, all questions concerning interpretation of the Director Plan or any options granted thereunder shall be resolved by the Board. The Board is required to make appropriate adjustments in connection with the Director Plan and any outstanding grants to reflect stock dividends, stock splits and certain other events, including mergers. Subject to the provisions of the Director Plan, the Board may modify or amend outstanding options, and may amend, suspend, terminate or discontinue the Director Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to options granted under the Director Plan and with respect to the sale of Common Stock acquired under the Director Plan.

     A participant will not recognize taxable income upon the grant of an option under the Director Plan. Nevertheless, a participant generally will recognize ordinary compensation income upon the exercise of the option in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option (the "Option Stock") on the exercise date over the exercise price.

     A participant will have a tax basis for any Option Stock equal to the exercise price plus any income recognized with respect to the option. Upon selling Option Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the Option Stock and the participant's tax basis in the Option Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Option Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Option Stock for a shorter period.

     The grant of a stock option under the Director Plan will have no tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the Director Plan.

     THE BOARD BELIEVES THAT THE APPROVAL OF THE DIRECTOR PLAN AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

                PROPOSAL 5 -- RATIFICATION OF THE APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has selected PricewaterhouseCoopers LLP as independent public accountants of the Company for the year ending December 31, 2000, subject to ratification by stockholders at the Meeting. If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP, the Board will reconsider the matter. A representative of PricewaterhouseCoopers LLP, which served as the Company's independent public accountants for the year ended December 31, 1999, is expected to be present at the Meeting to respond to appropriate questions and to make a statement if he or she so desires.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Any proposal that a stockholder of the Company wishes to be considered for inclusion in the Company's proxy statement and proxy for the 2001 Annual Meeting of Stockholders (the "2001 Annual Meeting") must be submitted to the Secretary of the Company at its offices, 80 Lamberton Road, Windsor, Connecticut 06095, no later than January 2, 2001.

     If a stockholder of the Company wishes to present a proposal before the 2001 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice not less than 60 days nor more than 90 days prior to the 2001 Annual Meeting; provided that, in the event that less than 70 days' notice or prior public disclosure of the date of the 2001 Annual Meeting is given or made, notice by the stockholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. If a stockholder fails to provide timely notice of a proposal to be presented at the 2001 Annual Meeting, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the Common Stock ("Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on its review of copies of reports filed by the Reporting Persons furnished to the Company, the Company believes that during 1999 the Reporting Persons complied with all Section 16(a) filing requirements.

                                 OTHER MATTERS

     The Board knows of no other business which will be presented for consideration at the Meeting other than that described above. However, if any other business should come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote, or otherwise act, in accordance with their best judgment on such matters.

     The Company will bear the costs of soliciting proxies. In addition to solicitations by mail, the Company's directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. The Company will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting the proxies. The Company will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.

     THE BOARD HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS.

                                          By Order of the Board of Directors,

                                          /S/ WILLIAM C. STONE
                                          William C. Stone, Secretary

April 28, 2000

                                                                      APPENDIX A

                             SS&C TECHNOLOGIES, INC.

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 23, 2000


                      THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS OF THE COMPANY
                   AND SHOULD BE RETURNED AS SOON AS POSSIBLE

         The undersigned, having received notice of the Annual Meeting of Stockholders and the Board of Directors' proxy statement therefor, and revoking all prior proxies, hereby appoint(s) William C. Stone, Anthony R. Guarascio and James R. Burke, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of SS&C TECHNOLOGIES, INC. (the "Company") to be held on Tuesday, May 23, 2000, at 9:00 a.m., at the Hartford Golf Club, 134 Norwood Road, West Hartford, Connecticut 06117, and any adjournments thereof, and there to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present. None of the following proposals is conditioned upon the approval of any other proposal.

         In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY ELECTION TO OFFICE OR PROPOSAL, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" EACH OF PROPOSALS 2, 3, 4, AND 5.

[x] Please mark your votes as in this example using dark ink only.

1. a. To elect the following nominees for Class I Director to serve for the ensuing three years (except as marked below) and (b) to elect the following nominee for Class III Director to serve for the remaining two years of the Class III term:

         Nominees:         Jonathan M. Schofield              William W. Wyman

                /  /       FOR                               /  /      WITHHELD
                       all nominees
                  (except as marked below)

         b. To elect the following nominee for Class III Director to serve for the remaining two years of the Class III term:

         Nominee: Patrick J. McDonnell

                /  /       FOR                               /  /      WITHHELD

         (Instruction: To withhold a vote for an individual nominee or nominees, write the name(s) of such nominee(s) in the space provided below. Your shares will be voted for the remaining nominee(s).)

2. To approve an amendment to the Company's 1998 Stock Incentive Plan, as amended, to increase the number of shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), authorized for issuance thereunder from 1,500,000 to 2,000,000 shares;

         / /  FOR                  / /  AGAINST                / /  ABSTAIN

3. To approve an amendment to the Company's 1996 Employee Stock Purchase Plan, as amended, to increase the number of shares of the Company's Common Stock authorized for issuance thereunder from 400,000 to 600,000 shares;

         / /  FOR                  / /  AGAINST                / /  ABSTAIN

4. To approve an amendment to the Company's 1996 Director Stock Option Plan, as amended, to increase (i) the number of shares of the Company's Common Stock authorized for issuance thereunder from 150,000 to 300,000 shares and (ii) the number of shares issuable upon the exercise of options granted to each non-employee director upon initial election to the Board of Directors and at each annual meeting of stockholders from 5,000 to 10,000 shares; and

         / /  FOR                  / /  AGAINST                / /  ABSTAIN

5. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the current fiscal year.

         / /  FOR                  / /  AGAINST                / /  ABSTAIN

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

         A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND A VOTE "FOR" EACH OF PROPOSALS 2, 3, 4 AND 5 ARE RECOMMENDED BY THE BOARD OF DIRECTORS.

         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.



MARK HERE                           MARK HERE IF YOU PLAN TO
FOR ADDRESS          /  /             ATTEND THE MEETING              /  /
CHANGE AND
NOTE AT LEFT

                                          Dated: ______________________, 2000



                                          -----------------------------------
                                                       Signature



                                           -----------------------------------
                                                Signature if held jointly


                                    NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS
                                    HEREON. WHEN SHARES ARE HELD BY JOINT
                                    OWNERS, BOTH SHOULD SIGN. WHEN SIGNING AS
                                    ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE
                                    OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
                                    IF A CORPORATION, PLEASE SIGN IN FULL
                                    CORPORATE NAME BY AUTHORIZED OFFICER, GIVING
                                    FULL TITLE. IF A PARTNERSHIP, PLEASE SIGN IN
                                    PARTNERSHIP NAME BY AUTHORIZED PERSON,
                                    GIVING FULL TITLE.

                                                                      APPENDIX B

                             SS&C TECHNOLOGIES, INC.

                            1998 STOCK INCENTIVE PLAN

1.       Purpose

The purpose of this 1998 Stock Incentive Plan (the "Plan") of SS&C Technologies, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any present or future subsidiary corporations of SS&C Technologies, Inc. as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

2.       Eligibility

All of the Company's employees, officers, directors, consultants and advisors are eligible to be granted options, restricted stock or other stock-based awards (each, an "Award") under the Plan. Any person who has been granted an Award under the Plan shall be deemed a "Participant."

3.       Administration, Delegation

         (a) Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

         (b) Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

         (c) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). If and when the common stock, $.01 par value per share, of the Company (the "Common Stock") is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), the Board shall appoint one such Committee of not less than two members, each member of which shall be an "outside director" within the meaning of Section 162(m) of the Code and a "non-employee director" as defined in Rule 16b-3 promulgated under the Exchange Act. All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4.       Stock Available for Awards

         (a) Number of Shares. Subject to adjustment under Section 4(c), Awards may be made under the Plan for up to 1,500,000 shares of Common Stock. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) Per-Participant Limit. Subject to adjustment under Section 4(c), the maximum number of shares with respect to which an Award may be granted to any Participant under the Plan shall be 750,000 per calendar year. The per-participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.

         (c) Adjustment to Common Stock. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under the Plan, (ii) the number and class of security and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to each outstanding Restricted Stock Award, and (iv) the terms of each other outstanding stock-based Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 4(c) applies and Section 8(e)(1) also applies to any event, Section 8(e)(1) shall be applicable to such event, and this Section 4(c) shall not be applicable.

5.       Stock Options

         (a) General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option."

         (b) Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

         (c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

         (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

         (e) Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

         (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

                  (1) in cash or by check, payable to the order of the Company;

                  (2) except as the Board may otherwise provide in an Option Agreement, by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or by delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

                  (3) to the extent permitted by the Board and explicitly provided in an Option Agreement (i) by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by the Board in good faith ("Fair Market Value"), which Common Stock was owned by the Participant at least six months prior to such delivery, (ii) by delivery of a promissory note of the Participant to the Company on terms determined by the Board or (iii) by payment of such other lawful consideration as the Board may determine; or

                  (4) by any combination of the above permitted forms of payment.

6.       Restricted Stock

         (a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

         (b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.       Other Stock-Based Awards

The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.       General Provisions Applicable to Awards

         (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

         (b) Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

         (c) Board Discretion. Except as otherwise provided by the Plan, each type of Award may be made alone or in addition or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

         (d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

         (e) Acquisition Events

                  (1) Consequences of Acquisition Events. Upon the occurrence of an Acquisition Event (as defined below), each outstanding Option or Award shall be assumed or an equivalent option or award substituted by the successor corporation or a parent or subsidiary of the successor corporation, provided that any such Options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code, unless the successor corporation refuses to assume or substitute for the Option or Award, in which case (i) the Participant shall have the right to exercise the Option in full, including with respect to shares of Common Stock as to which it would not otherwise be exercisable, (ii) all Restricted Stock Awards then outstanding shall become free of all restrictions prior to the consummation of the Acquisition Event; and (iii) any other stock-based Awards outstanding shall become exercisable, realizable or vested in full, or shall be free of all conditions or restrictions, as applicable to each such Award, prior to the consummation of the Acquisition Event. If an Option or Award is exercisable in lieu of assumption or substitution in the event of an Acquisition Event, the Board shall notify the Participant in writing or electronically that the Option or Award shall be fully exercisable for a period of not less than forty-five
(45) days from the date of such notice, and the Option or Award shall terminate upon the expiration of such period.

Each Option or other Award assumed or substituted pursuant to the immediately preceding paragraph shall include a provision to the effect that such Option or Award shall become immediately exercisable (or vested) in full if, on or prior to the first anniversary of the Acquisition Event, the Participant terminates his or her employment for Good Reason or is terminated without Cause by the surviving or acquiring corporation. "Good Reason" shall mean any significant diminution in the optionee's title, authority, or responsibilities from and after such Acquisition Event or any reduction in the annual cash compensation payable to the Participant from and after such Acquisition Event. "Cause" shall mean any willful misconduct by the Participant which affects the business reputation of the Company or willful failure by the Participant to perform his or her material responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company). The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for Cause was warranted.

An "Acquisition Event" shall mean: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; or (c) the complete liquidation of the Company.

                  (2) Assumption of Options Upon Certain Events. The Board may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

         (f) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

         (g) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

         (h) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company; (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations; and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

         (i) Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of all restrictions or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

9.       Miscellaneous

         (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

         (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

         (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant designated as subject to Section 162(m) by the Board shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders. No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

         (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no Award granted to a Participant designated as subject to Section 162(m) by the Board after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award (to the extent that such amendment to the Plan was required to grant such Award to a particular Participant), unless and until such amendment shall have been approved by the Company's stockholders.

         (e) Stockholder Approval. For purposes of this Plan, stockholder approval shall mean approval by a vote of the stockholders in accordance with the requirements of Section 162(m) of the Code.

         (f) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                 Adopted by the Board of Directors on March 19, 1998

                 Approved by the stockholders on April 30, 1998

                AMENDMENT NO. 1 TO THE 1998 STOCK INCENTIVE PLAN
                                       OF
                             SS&C TECHNOLOGIES, INC.



         The 1998 Stock Incentive Plan (the "Plan") of SS&C Technologies, Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. Section 5(e) of the Plan shall be deleted in its entirety and replaced with the following:

                  "(e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in
         Section 5(f) for the number of shares for which the Option is exercised."


2. Section 8(b) of the Plan shall be deleted in its entirety and replaced with the following:

                  "(b) Documentation. Each Award shall be evidenced by a written instrument in such form as the Board shall determine, it being understood that an electronic form of Award shall be deemed to be a written instrument for purposes of the Plan. Each Award may contain terms and conditions in addition to those set forth in the Plan."


3. Except as aforesaid, the Plan shall remain in full force and effect.



                           Adopted by the Board of Directors on October 19, 1999

                AMENDMENT NO. 2 TO THE 1998 STOCK INCENTIVE PLAN
                                       OF
                             SS&C TECHNOLOGIES, INC.



         The 1998 Stock Incentive Plan (the "Plan") of SS&C Technologies, Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. Section 4(a) of the Plan shall be deleted in its entirety and replaced with the following:

                  "(a) Number of Shares. Subject to adjustment under Section 4(c), Awards may be made under the Plan for up to 2,000,000 shares of Common Stock. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares."


2. Except as aforesaid, the Plan shall remain in full force and effect.



                           Adopted by the Board of Directors on February 7, 2000

                                                                      APPENDIX C

                             SS&C TECHNOLOGIES, INC.
                        1996 EMPLOYEE STOCK PURCHASE PLAN

         The purpose of this 1996 Employee Stock Purchase Plan (the "Plan") is to provide eligible employees of SS&C Technologies, Inc., a Delaware corporation (the "Company"), and certain of its subsidiaries with opportunities to purchase shares of the Company's Common Stock, $.01 par value (the "Common Stock"). Two Hundred Thousand (200,000) shares of Common Stock in the aggregate have been approved for this purpose.

         1. Administration. The Plan will be administered by the Company's Board of Directors (the "Board") or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

         2. Eligibility. Participation in the Plan will neither be permitted nor denied contrary to the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. All employees of the Company, including directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined below) to purchase Common Stock under the Plan, provided that:

                  (a) they are regularly employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

                  (b) they have been employed by the Company or a Designated Subsidiary for at least three months prior to enrolling in the Plan; and

                  (c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

         No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

         3. Offerings. The Company will make one or more offerings ("Offerings") to employees to purchase Common Stock under this Plan. The Board or the Committee shall determine the commencement dates of each of the Offerings (the "Offering Commencement Dates"). Each Offering Commencement Date will begin a period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee shall choose a Plan Period of twelve (12) months or less for each of the Offerings and may, at its discretion, choose a different Plan Period for each Offering.

         4. Participation. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the Treasurer of the Company at least 14 days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term "Compensation" means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

         5.       Deductions.

                  (a) The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction, as set forth below, from the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. Payroll deductions may be at the rate of 1%, 2%, 3%, 4%, 5%, 6%, 7%, 8%, 9% or 10% of Compensation.

                  (b) No employee may be granted an Option which permits his rights to purchase Common Stock under this Plan and any other stock purchase plan of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

         6. Deduction Changes. An employee may decrease or discontinue his payroll deduction once during any Plan Period by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

         7. Interest. Interest will not be paid on any employee payroll deduction accounts, except to the extent that the Board or its Committee, in its sole discretion, elects to credit such accounts with interest at such per annum rate as it may from time to time determine.

         8. Withdrawal of Funds. An employee may on any one occasion during a Plan Period and for any reason withdraw all or part of the balance accumulated in the employee's payroll deduction account. Any such withdrawal must be effected prior to the close of business on the last day of the Plan Period. If the employee withdraws all of such balance, the employee shall thereby withdraw from participation in the Offering and may not begin participation again during the remainder of the Plan Period. Any employee withdrawing all or part of such balance may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee, except that, unless otherwise permitted under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder, any employee who is also a director and/or officer of the Company within the meaning of
Section 16 of the Exchange Act may not (a) withdraw less than all of the balance accumulated in such employee's payroll deduction account or (b) participate again for a period of at least six months as provided in Rule 16b-3(d)(2)(i) or any successor provision under the Exchange Act.

         9.       Purchase of Shares.

                  (a) On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option (an "Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, such number of whole shares of Common Stock of the Company reserved for the purposes of the Plan as does not exceed the number of shares determined by dividing 15% of such employee's annualized Compensation for the immediately prior six-month period by the price determined in accordance with the formula set forth in the following paragraph but using the closing price on the Offering Commencement Date of such Plan Period.

                  (b) The Option Price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or (ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (A) the closing price of the Common Stock on any national securities exchange on which the Common Stock is listed, or (B) the closing price of the Common Stock on the Nasdaq National Market ("Nasdaq") or (C) the average of the closing bid and asked prices in the over-the-counter market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (A) and (B) above shall be the reported price for the next preceding day on which sales were made.

                  (c) Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for pursuant to the formula set forth above (but not in excess of the maximum number determined in the manner set forth above).

                  (d) Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee's payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee's account shall be refunded.

         10. Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company's sole discretion) in the street name of a brokerage firm, bank or other nominee holder designated by the employee.

         11. Rights on Retirement, Death or Termination of Employment. In the event of a participating employee's termination of employment prior to the last business day of a Plan Period (whether as a result of the employee's voluntary or involuntary termination, retirement, death or otherwise), no payroll deduction shall be taken from any pay due and owing to the employee and the balance in the employee's payroll deduction account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

         12. Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

         13. Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

         14. Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

         15. Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

         16.      Merger.

                  (a) If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger, and the Board or the Committee shall take such steps in connection with such merger as the Board or the Committee shall deem necessary to assure that the provisions of Section 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

                  (b) In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clauses (ii) and (iii), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (ii) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (iii) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

         17. Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the stockholders of the Company is required by Section 423 of the Code or by Rule 16b-3 under the Exchange Act, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 16 of the Exchange Act and the rules promulgated thereunder, as in effect from time to time, or Section 423 of the Code.

         18. Insufficient Shares. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

         19. Termination of the Plan. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the payroll deduction accounts of participating employees shall be promptly refunded.

         20.      Governmental Regulations.

                  (a) The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on Nasdaq and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

                  (b) The Plan shall be governed by the laws of the State of Delaware except to the extent that such law is preempted by federal law.

                  (c) The Plan is intended to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act. Any provision inconsistent with such Rule shall to that extent be inoperative and shall not affect the validity of the Plan.

         21. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

         22. Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

         23. Effective Date and Approval of Stockholders. The Plan shall take effect upon the closing of the Company's initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, subject to approval by the stockholders of the Company as required by Rule 16b-3 under the Exchange Act and by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

                            Adopted by the Board of Directors on April 1, 1996 Approved by the stockholders on April 1, 1996

            AMENDMENT NO. 1 TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN
                                       OF
                             SS&C TECHNOLOGIES, INC.

                                October 30, 1996


         The 1996 Employee Stock Purchase Plan (the "Plan") of SS&C Technologies, Inc. (the "Company") is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):


1. Section 8 of the Plan shall be deleted in its entirety and replaced with the following:

         "8. Withdrawal of Funds. An employee may on any one occasion during a Plan Period and for any reason withdraw all or part of the balance accumulated in the employee's payroll deduction account. Any such withdrawal must be effected prior to the close of business on the last day of the Plan Period. If the employee withdraws all of such balance, the employee shall thereby withdraw from participation in the Offering and may not begin participation again during the remainder of the Plan Period. Any employee withdrawing all or part of such balance may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee."


2. Section 9(a) of the Plan shall be deleted in its entirety and replaced with the following:

         "(a) On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option (an "Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, such number of whole shares of Common Stock of the Company reserved for the purposes of the Plan as does not exceed the number of shares determined by dividing 15% of such employee's Compensation for the Plan Period (assuming no change in compensation during the Plan Period) by the price determined in accordance with the formula set forth in the following paragraph but using the closing price on the Offering Commencement Date of such Plan Period."


3. Section 17 of the Plan shall be deleted in its entirety and replaced with the following:

         "17. Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the stockholders of the Company is required by
         Section 423 of the Code such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder, as in effect from time to time, or
         Section 423 of the Code."


Except as aforesaid, the Plan shall remain in full force and effect.

                                 AMENDMENT NO. 2
                                       TO
                  1996 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
                                       OF
                             SS&C TECHNOLOGIES, INC.

                                 March 19, 1998


         The 1996 Employee Stock Purchase Plan, as amended (the "Plan"), of SS&C Technologies, Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):


1. Section 2(b) of the Plan shall be deleted in its entirety and replaced with the following:

         "(b)     Intentionally Deleted."

2. The first sentence of Section 4 of the Plan shall be deleted in its entirety and replaced with the following:

         "An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the Treasurer of the Company prior to the applicable Offering Commencement Date."


Except as aforesaid, the Plan shall remain in full force and effect.

                                 AMENDMENT NO. 3
                                       TO
                  1996 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
                                       OF
                             SS&C TECHNOLOGIES, INC.


         The 1996 Employee Stock Purchase Plan, as amended (the "Plan"), of SS&C Technologies, Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. The second sentence of the preamble of the Plan shall be deleted in its entirety and replaced with the following:

         "Four Hundred Thousand (400,000) shares of Common Stock in the aggregate have been approved for this purpose."

Except as aforesaid, the Plan shall remain in full force and effect.


                      Adopted by the Board of Directors on
                                 March 24, 1999
                        Approved by the Stockholders on
                                  May 11, 1999

                                 AMENDMENT NO. 4
                                       TO
                  1996 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
                                       OF
                             SS&C TECHNOLOGIES, INC.


         The 1996 Employee Stock Purchase Plan, as amended (the "Plan"), of SS&C Technologies, Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. The second sentence of the preamble of the Plan shall be deleted in its entirety and replaced with the following:

         "Six Hundred Thousand (600,000) shares of Common Stock in the aggregate have been approved for this purpose."

Except as aforesaid, the Plan shall remain in full force and effect.


                       Adopted by the Board of Directors
                              on February 7, 2000

                                                                      APPENDIX D

                             SS&C TECHNOLOGIES, INC.

                         1996 DIRECTOR STOCK OPTION PLAN


1.       Purpose.

         The purpose of this 1996 Director Stock Option Plan (the "Plan") of SS&C Technologies, Inc. (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

2.       Administration.

         The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions concerning interpretation of the Plan or any options granted under it shall be resolved by the Board of Directors and such resolution shall be final and binding upon all persons having an interest in the Plan.

3.       Participation in the Plan.

         Directors of the Company who are not full-time employees of the Company or any subsidiary of the Company ("outside directors") shall be eligible to receive options under the Plan.

4.       Stock Subject to the Plan.

         (a) The maximum number of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), which may be issued under the Plan shall be 150,000 shares, subject to adjustment as provided in Section 7.

         (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares covered by the unexercised portion of such option shall again become available for issuance pursuant to the Plan.

         (c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

5.       Terms, Conditions and Form of Options.

         Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

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

         (a) Option Grant Dates. Options shall automatically be granted to all eligible outside directors as follows:

                  (i) each person who first becomes an eligible outside director after the closing date (the "Closing Date") of the Company's initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, shall be granted an option to purchase 5,000 shares of Common Stock on the date of his or her initial election to the Board of Directors, provided that such eligible director is elected on a date other than the date of an Annual Meeting of Stockholders; and

                  (ii) each eligible outside director shall be granted an additional option to purchase 5,000 shares of Common Stock on the date of each Annual Meeting of Stockholders of the Company commencing with the 1997 Annual Meeting of Stockholders, provided that he or she continues to serve as a director immediately following such Annual Meeting.

         (b) Option Exercise Price. The option exercise price per share for each option granted under the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock on the Nasdaq National Market (or, if the Company is traded on a nationally recognized securities exchange on the date of grant, the reported closing sales price per share of the Company's Common Stock by such exchange) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or (ii) if the Common Stock is not traded on the Nasdaq National Market or an exchange, the fair market value per share on the date of grant as most recently determined by the Board of Directors.

         (c) Options Non-Transferable. To the extent required to qualify for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any option granted under the Plan to an optionee shall not be transferable by the optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and shall be exercisable during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative.

         (d)      Vesting Period.

                  (i) General. Each option granted under the Plan shall become exercisable on the first anniversary of the Option Grant Date; provided, however, that the optionee continue to serve as a director on such date.

                  (ii) Acceleration Upon Change in Control. Notwithstanding the foregoing, each outstanding option granted under the Plan shall immediately become exercisable in full in the event a Change in Control (as defined in Section 8) of the Company occurs.

         (e) Termination. Each option shall terminate, and may no longer be exercised, on the earlier of the (i) the date 10 years after the Option Grant Date or (ii) the date 60 days after the optionee ceases to serve as a director of the Company; provided that, in the event an optionee ceases to serve as a director due to his or her death or disability (within the meaning of Section 22(e)(3) of the Code or any successor provision), then the exercisable portion of the option may be exercised, within the period of 180 days following the date the optionee ceases to serve as a director (but in no event later than 10 years after the Option Grant Date), by the optionee or by the person to whom the option is transferred by will, by the laws of descent and distribution, or by written notice pursuant to Section 5(h).

         (f) Exercise Procedure. An option may be exercised only by written notice to the Company at its principal office accompanied by payment in cash of the full consideration for the shares as to which the option is exercised.

         (g) Exercise by Representative Following Death of Director. An optionee, by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the optionee's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

6.       Limitation of Rights.

         (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the optionee as a director for any period of time.

         (b) No Stockholders' Rights for Options. An optionee shall have no rights as a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 7) for which the record date is prior to the date such certificate is issued.

7.       Adjustment Provisions for Mergers, Recapitalizations and Related
         Transactions.

         If, through or as a result of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar transaction, (i) the outstanding shares of Common Stock are exchanged for a different number or kind of securities of the Company or of another entity, or (ii) additional shares or new or different shares or other securities of the Company or of another entity are distributed with respect to such shares of Common Stock, the Board of Directors shall make an appropriate and proportionate adjustment in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and/or (z) the price for each share subject to any then outstanding options under the Plan (without changing the aggregate purchase price for such options), to the end that each option shall be exercisable, for the same aggregate exercise price, for such securities as such optionholder would have held immediately following such event if he had exercised such option immediately prior to such event. No fractional shares will be issued under the Plan on account of any such adjustments.

8. Change in Control. For purposes of the Plan, a "Change in Control" shall be deemed to have occurred only if any of the following events occurs: (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or (iv) individuals who, on the date on which the Plan was adopted by the Board of Directors, constituted the Board of Directors of the Company, together with any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who were directors on the date on which the Plan was adopted by the Board of Directors or whose election or nomination was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors.

9.       Modification, Extension and Renewal of Options.

         The Board of Directors shall have the power to modify or amend outstanding options; provided, however, that no modification or amendment may
(i) have the effect of altering or impairing any rights or obligations of any option previously granted without the consent of the optionee, or (ii) modify the number of shares of Common Stock subject to the option (except as provided in Section 7).

10.      Termination and Amendment of the Plan.

         The Board of Directors may suspend, terminate or discontinue the Plan or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company, no amendment may (i) increase the number of shares subject to the Plan (except as provided in Section 7), (ii) materially modify the requirements as to eligibility to receive options under the Plan, or
(iii) materially increase the benefits accruing to participants in the Plan; and provided further that the Board of Directors may not amend the provisions of Sections 3, 5(a), 5(b) or 5(c) more frequently than once every six months, other than to comply with changes in the Code or the rules thereunder.

11.      Notice.

         Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

12.      Governing Law.

         The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

13.      Stockholder Approval.

         The Plan is conditional upon stockholder approval of the Plan within one year from its date of adoption by the Board of Directors. No option under the Plan may be exercised until such stockholder approval is obtained, and the Plan and all options granted under the Plan shall be null and void if the Plan is not so approved by the Company's stockholders.

                             Adopted by the Board of Directors on April 1, 1996 Approved by the stockholders on April 1, 1996

             AMENDMENT NO. 1 TO THE 1996 DIRECTOR STOCK OPTION PLAN
                                       OF
                             SS&C TECHNOLOGIES, INC.

                                October 30, 1996


         The 1996 Director Stock Option Plan (the "Plan") of SS&C Technologies, Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):


1. The reference to Section 5(h) at the end of Section 5(e) of the Plan shall be amended to refer to Section 5(f).


2. Section 10 of the Plan shall be deleted in its entirety and replaced with the following:

         "10. Termination and Amendment of the Plan. The Board of Directors may suspend, terminate or discontinue the Plan or amend it in any respect whatsoever."


Except as aforesaid, the Plan shall remain in full force and effect.

                             SS&C TECHNOLOGIES, INC.

                                 AMENDMENT NO. 2
                                       TO
                   1996 DIRECTOR STOCK OPTION PLAN, AS AMENDED



1. The 1996 Director Stock Option Plan, as amended (the "Plan"), is hereby amended to delete subsection 5(d) thereof and replace such subsection in its entirety with the following:

         "(d) Vesting Period. Each option granted under the Plan shall be exercisable in full immediately upon the Option Grant Date."

2.       The Plan is hereby amended to delete section 8 thereof and replace such section in its entirety with the following:

                  "8.      Intentionally deleted."

3.       Except as aforesaid, the Plan shall remain in full force and effect.

                              Adopted by the Board of Directors on May 5, 1999

                             SS&C TECHNOLOGIES, INC.

                                 AMENDMENT NO. 3
                                       TO
                   1996 DIRECTOR STOCK OPTION PLAN, AS AMENDED



1. The 1996 Director Stock Option Plan, as amended (the "Plan"), is hereby amended to delete subsection 4(a) thereof and replace such subsection in its entirety with the following:

         "4(a) The maximum number of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), which may be issued under the Plan shall be 300,000 shares, subject to adjustment as provided in
         Section 7."

2. The Plan is hereby amended to delete section 5(a) thereof and replace such section in its entirety with the following:

         "5(a) Option Grant Dates. Options shall automatically be granted to all eligible outside directors as follows:

                  (i) each person who first becomes an eligible outside director after the 2000 Annual Meeting of Stockholders of the Company shall be granted an option to purchase 10,000 shares of Common Stock on the date of his or her initial election to the Board of Directors, provided that such eligible director is elected on a date other than the date of an Annual Meeting of Stockholders; and

                  (ii) each eligible outside director shall be granted an option to purchase 10,000 shares of Common Stock on the date of each Annual Meeting of Stockholders of the Company commencing with the 2000 Annual Meeting of Stockholders, provided that he or she continues to serve as a director immediately following such Annual Meeting."

3. Except as aforesaid, the Plan shall remain in full force and effect.

                           Adopted by the Board of Directors on February 7, 2000